                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 14, 1999




                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                           (Exact name of registrant
                          as specified in its charter)



       Georgia                    000-22571                 58-1915632
-------------------------------------------------------------------------------
   (State or other                (Commission            (I.R.S. Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)



         495 Lovers Lane Road, Calhoun, Georgia                  30701
-------------------------------------------------------------------------------
             (Address of principal executive offices)          (Zip Code)




       Registrant's telephone number, including area code: (706) 629-8682
                                                           --------------



        (Former name or former address, if changed since last report.)
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ITEM 5.    OTHER EVENTS.

                  On April 14, 1999, Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), announced that its Board of Directors had approved the reduction in the exercise price of its public warrants to $3.00 per share from $6.90 per share. In addition to this reduction, the call price of the warrants was also lowered to $5.00 from $10.50 per share. This means that the Company can call the public warrants for redemption when the closing price of its common stock has equaled or exceeded $5.00 per share for the ten consecutive days ending three days prior to the date of the notice of redemption. There are currently 1,437,500 warrants outstanding and trading on the Nasdaq SmallCap Market under the symbol "TRUCW."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)  Exhibits.

      99.1        Press Release, dated April 14, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROFESSIONAL TRANSPORTATION GROUP
                                     LTD., INC.



                                     By:  /s/ Dennis A. Bakal
                                     ------------------------------------------
                                          Dennis A. Bakal
                                          Chief Executive Officer

Dated:  April 14, 1999
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                                 EXHIBIT INDEX


       Exhibit
       Number                         Exhibit Name
       -------                        ------------
         99.1              Press Release, dated April 14, 1999.